EXHIBIT (q)(1)


                                POWER OF ATTORNEY

     The undersigned officers and Trustees of Eaton Vance Growth Trust, a Massachusetts business trust, hereby constitutes and appoints Alan R. Dynner, Thomas E. Faust, Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney to sign for me in my name in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Growth Trust, with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

       Signature                          Title                         Date
       ---------                          -----                         ----

/s/ Thomas E. Faust Jr.
-------------------------   President and Principal Executive       July 1, 2003
Thomas E. Faust Jr.         Officer


/s/ James L. O'Connor
-------------------------   Treasurer and Principal Financial and   July 1, 2003
James L. O'Connor           Accounting Officer


/s/ Jessica M. Bibliowicz
-------------------------               Trustee                     July 1, 2003
Jessica M. Bibliowicz


/s/ James B. Hawkes
-------------------------               Trustee                     July 1, 2003
James B. Hawkes


/s/ Samuel L. Hayes, III
-------------------------               Trustee                     July 1, 2003
Samuel L. Hayes, III


/s/ William H. Park
-------------------------               Trustee                     July 1, 2003
William H. Park


/s/ Ronald A. Pearlman
-------------------------               Trustee                     July 1, 2003
Ronald A. Pearlman


/s/ Norton H. Reamer
-------------------------               Trustee                     July 1, 2003
Norton H. Reamer


/s/ Lynn A. Stout
-------------------------               Trustee                     July 1, 2003
Lynn A. Stout